                              EMPLOYMENT AGREEMENT


     This Agreement is made as of the ____ day of April, 1996 between [NEW REICH, Inc.,] a Delaware corporation (the "Company"), and Morton M. Reich (the "Employee").

                                    RECITALS
                                    --------

     The Employee is currently the President of each of DialDirect, Inc., a Pennsylvania corporation, InsureDirect, Inc., a Pennsylvania corporation, DialDirect Telemarketing, Ltd., a Pennsylvania corporation, TRG/Communications, Inc., a Pennsylvania corporation and The Reich Group, Inc. (collectively, the "Sellers"). The Company's parent company, TeleSpectrum Worldwide Inc. (the "Parent"), has agreed to acquire substantially all of the Sellers' assets and business pursuant to the Asset Purchase Agreement dated as of April 5, 1996, as amended and restated as of May 20, 1996, by and among the Parent, the Sellers, and the Employee (the "Purchase Agreement"). It is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement that the Company and the Employee enter into this Agreement.

     The Company desires to employ the Employee, and the Employee desires to provide services to the Company, upon the terms and conditions hereinafter set forth.

                                  WITNESSETH:
                                  ----------

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

1.   Employment.
     ----------

     (a) The Company hereby employs the Employee and the Employee hereby accepts such employment as the President of the Company. During the term of the Employee's employment under this Agreement (the "Employment Term"), the Employee shall be the principal operating officer of the Company and shall have operating control through at least December 31, 1996, so long as he conducts his duties and operates the Company in a manner consistent with past practice, and shall perform such duties reasonably assigned from time to time by the Board of Directors of the Company (the "Board") consistent with the types of duties and responsibilities typically performed by a person serving as President and Chief Executive Officer of businesses similar to the Company. In addition, for up to ten hours per week, the Employee shall perform such duties for Parent as are reasonably determined from time to time by the Parent's Board of Directors and Employee shall be a member of the Senior Executive Operating Committee of such Board which is intended to be the primary non-Board Operating Committee of Parent and to include officers of each of the Parent's principal operating units. The Employee shall use his best efforts to cooperate with other members of the management teams of Parent and Parent's principal operating units in a cordial and gentlemanly fashion. Employee shall not be required to relocate outside the Philadelphia region.

     (b) Employee represents to the Company that he is not subject or a party to any employment agreement, non-competition covenant, non-disclosure agreement or any other agreement, covenant, understanding or restriction of any nature which would prohibit Employee from executing this Agreement and performing fully his duties and responsibilities hereunder, or which would in any manner, directly or indirectly, limit or affect the duties and responsibilities which may now or in the future be assigned to Employee by the Company.

2.   Performance.
     -----------

     The Employee shall devote his entire business efforts to the performance of his duties hereunder; provided, however, that the Employee may engage in personal investment activities so long as they do not interfere with the performance of his duties hereunder.

3.   Term.
     ----

     The Employment Term shall begin on the date hereof and shall continue until December 31, 1999, unless terminated prior thereto in accordance with Sections 5 or 6.

4.   Compensation for Employment.
     ---------------------------

     (a) The basic annual rate of compensation of the Employee for his employment services to the Company during the Employment Term shall be $300,000 (such amount, as adjusted in accordance with this Section 4, is referred to herein as the "Salary"), which the Company shall pay to the Employee in equal installments in accordance with the normal payroll policies of the Company.

     (b) The Employee shall be eligible to receive an annual bonus in an amount equal to at least $200,000 (such amount, as adjusted from time to time, is referred to herein as the "Bonus") as follows: (i) up to $50,000 as determined by the Company's Board of Directors based upon the Employee's overall contributions to the Company and the Parent, which shall include, without limitation, Employee's cooperation with other senior officers and other employees of both Parent and Parent's other operating units; and (ii) $150,000 upon the achievement by the Company of its projected revenues and operating income as set forth in the Company's annual budget for such year; subject to proration based upon the number of days this Agreement was in effect during each such year that the Employee was employed hereunder.

     (c) During the Employment Term, the Company shall provide the Employee with fringe benefits that are substantially equivalent to the fringe benefits specified on Exhibit "A" (the "Fringe Benefits").

5.   Termination Without Compensation.
     --------------------------------

     (a) Total Disability.  If the Employee becomes totally disabled (as defined
         ----------------
below), the Company may terminate the Employment Term by notice to the Employee, and as of the termination date, the Company shall have no further liability or obligation to the Employee hereunder except as follows: the Employee shall receive (i) any unpaid Salary and Fringe Benefits and Bonus, if any, that have accrued through the date of termination; and (ii) whatever benefits that he may be entitled to receive under any then existing disability benefit plans of the Company, including any such plans included in the Fringe Benefits. For the purposes hereof, the Employee shall be deemed to be "totally disabled" if the Employee is considered totally disabled under any group disability plan maintained by the Company and in effect at that time, or in the absence of any such plan, under applicable Social Security regulations. In the event of any dispute under this Section 5(a), the Employee shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Employee, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative.

     (b) Death.  If the Employee dies, this Employment Agreement shall terminate
         -----
on the date of death, and thereafter the Company shall not have any further liability or obligation hereunder to the Employee, his executors, administrators, heirs, assigns or any other person claiming under or through him except that the Employee's estate shall receive any unpaid Salary and Fringe Benefits and Bonus, if any, that have accrued through the date of termination.

     (c) Cause.  The Company may terminate the Employment Term for "cause" by
         -----
giving the Employee 30 days' notice of the termination date, and as of the termination date, the Company shall not have any further liability or obligation to the Employee hereunder, except that the Employee shall receive any unpaid Salary and Fringe Benefits and Bonus, if any, that have accrued through the date of termination, net of any liabilities that the Employee may have to the Company. For purposes of this Agreement, "cause" shall mean (i) the failure of the Employee to observe or perform (other than by reason of illness, injury or incapacity) any of the material terms or provisions of this Agreement, (ii) subject to the provisions of Section 1(a) hereof, the failure to comply with the lawful directives of the Board or the Parent, (iii) dishonesty regarding Company affairs, (iv) willful misconduct, (v) material neglect of the Company's business, (vi) conviction of a felony or other crime involving moral turpitude,
(vii) misappropriation of funds or (viii) habitual insobriety. In the case of a termination for "cause," the notice of termination shall specify the basis for the Company's determination of "cause"; provided, however, that in the case of
                                        --------  -------
conduct described in clauses (i), (ii) and (v) above, such conduct shall not constitute "cause" for the purposes of this paragraph (c) unless (A) the Board shall have given the Employee notice setting forth with specificity (1) the conduct deemed to constitute "cause," (2) reasonable action that would remedy the objectionable conduct, and (3) a reasonable time (not less than 5 days) within which the Employee may take such remedial action, and (B) the Employee shall not have taken such specified remedial action within such specified reasonable time.

     (d) Conversion to Consulting Agreement.  The Company and the Employee shall
         ----------------------------------
each have the right at any time after January 1, 1998, by notice to the other party, to elect to terminate the Employment Term (and as of the termination date, neither party shall have any further liability or obligation to the other hereunder except that the Employee shall receive any unpaid Salary and Fringe Benefits and Bonus, if any, that have accrued through the date of termination, net of any liabilities that the Employee may have to the Company) and whereupon the Consulting Agreement attached as Exhibit B hereto shall automatically become operative without the need for any further action by any party hereto.

6.   Termination With Compensation.  The Company shall have the right to
     -----------------------------
terminate the Employment Term without cause at any time after January 1, 1997 by giving the Employee 30 days' notice of the termination date. Under such circumstances, the Company shall continue to pay to the Employee the Salary through the end of the Employment Term, and as of the termination date, the Company shall not have any further liability or obligation to the Employee hereunder. The Salary to be paid under Section 6 are referred to herein as the "Termination Compensation." The Employee shall not be entitled to any Termination Compensation unless the Employee executes and delivers to the Company after a notice of termination a release in a form satisfactory to the Company in its sole discretion by which the Employee releases the Company from any obligations and liabilities of any type whatsoever, except for the Company's obligations with respect to the Termination Compensation and any other obligation under any other agreement to which the Employee and the Company are parties not related to the Employee's employment by the Company. The parties hereto acknowledge that the Termination Compensation to be provided under this
Section 6 is to be provided in consideration for the above-specified release. Notwithstanding such termination, the Company shall extend, through the Employment Term, the exercise period of any vested stock option that the Employee may have been granted.

7.   Agreement Not to Compete.
     ------------------------

     (a) The Employee covenants that for the period beginning on the termination of the later of Employee's employment hereunder or his consulting arrangement with the Company pursuant to the Consulting Agreement attached as Exhibit B hereto and ending on the second anniversary of the date of such termination of employment hereunder (the "Restricted Period"), he will not, without the prior written consent of the Company, directly or indirectly, own, manage, operate, control, finance or participate in the ownership, management, operation, control or financing of, or participate as a partner, principal, agent, representative, consultant or otherwise with or use or permit his name to be used in connection with, any business or enterprise engaged directly or indirectly in competition with the business conducted by the Company or the Parent at any time during such period within any portion of the United States in the direct marketing business which includes inbound and outbound telemarketing, fulfillment, direct mail and customer retention (the "Business"). It is recognized by the Employee and the Company that the Business is and is expected to continue to be conducted throughout the United States and that more narrow geographical limitations of any nature on this non-competition covenant (and the non-solicitation covenant set forth in Section 7(b)) are therefore not appropriate. The foregoing restriction shall not be construed to prohibit the Employee from (i) owning a passive investment of not more than five percent (5%) of any class of securities of any corporation engaged in any of the foregoing businesses having a class of securities registered pursuant to the Securities Exchange Act of 1934, or (ii) engaging in any business in which the Business is ancillary to the business conducted by the Employee.

     (b) The Employee further covenants that during the Restricted Period, he will not, either directly or indirectly, (i) call on or solicit any person who or which has been a customer of the Company with respect to the activities prohibited by Section 7(a) or (ii) solicit the employment of any person who is employed by the Company in connection with the Business during such period on a full or part-time basis.

     (c) The Employee recognizes and acknowledges that by reason of his ownership of and employment and/or retention by Sellers and the Company he has had access to Confidential Information relating to the Business. The Employee acknowledges that such Confidential Information is a valuable and unique asset and covenants that he will not disclose any such Confidential Information after the date hereof to any person for any reason whatsoever, unless such information
(i) is in the public domain through no wrongful act of Employee, (ii) has been rightfully received from a third party without restriction and without breach of this Agreement or (iii) except as may be required by law.

     (d) The Employee acknowledges that the restrictions contained in this
Section 7 are reasonable and necessary to protect the legitimate interests of the Parent and the Company, and that any violation will result in irreparable injury to the Parent and the Company.

     (e) The Employee agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Section 7, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event that any of the provisions of this Section 7 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable law.

     (f) The covenants set forth in this Section 7 shall be in addition to not in limitation of any similar covenants set forth in the Purchase Agreement.

8.   Inventions, Designs and Product Developments.
     --------------------------------------------

     All inventions, innovations, designs, ideas and product developments, developed or conceived by the Employee, solely or jointly with others, whether or not patentable or copyrightable, at any time during the Employment Term and that relate to the actual or planned business activities of the Company (collectively, the "Developments") and all of the Employee's right, title and interest therein, shall be the exclusive property of the Company. The Employee hereby assigns, transfers and conveys to the Company all of his right, title and interest in and to any and all such Developments. The Employee shall disclose fully, as soon as practicable and in writing, all Developments to the Board. At any time and from time to time, upon the request of the Company, the Employee shall execute and deliver to the Company any and all instruments, documents and papers, give evidence and do any and all other acts that, in the opinion of counsel for the Company, are or may be necessary or desirable to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such Developments or to obtain any extension, validation, re-issue, continuance or renewal of any such patent, trademark or copyright. The Company will be responsible for the preparation of any such instruments, documents and papers and for the prosecution of any such proceedings and will reimburse the Employee for all reasonable expenses incurred by his in compliance with the provisions of this Section 8.

9.   Confidential Information.
     ------------------------

     (a) The Employee has had and will have possession of or access to confidential information relating to the business of the Company, including writings, equipment, processes, drawings, reports, manuals, invention records, financial information, business plans, customer lists, the identity of or other facts relating to prospective customers, inventory lists, arrangements with suppliers and customers, computer programs, or other material embodying trade secrets, customer or product information or technical or business information of the Company. All such information, other than any information that is in the public domain through no act or omission of the Employee or which he is authorized to disclose, is referred to collectively as the "Company Information." During and after the Employment Term, the Employee shall not (i) use or exploit in any manner the Company Information for himself or any person, partnership, association, corporation or other entity other than the Company,
(ii) remove any Company Information, or any reproduction thereof, from the possession or control of the Company or (iii) treat Company Information otherwise than in a confidential manner.

     (b) All Company Information developed, created or maintained by the Employee, alone or with others while employed by the Company, and all Company Information maintained by the Employee thereafter, shall remain at all times the exclusive property of the Company. The Employee shall return to the Company all Company Information, and reproductions thereof, whether prepared by his or others, that are in his possession immediately upon request and in any event upon the completion of his employment by the Company.

10.  Remedies.
     --------

     The Employee expressly acknowledges that the remedy at law for any breach of Sections 7, 8 and 9 will be inadequate and that upon any such breach or threatened breach, the Company shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, in equity or otherwise, and to enforce the specific performance of the Employee's obligations under these provisions without the necessity of proving the actual damage to the Company or the inadequacy of a legal remedy. Subject to the remainder of this
Section 10, the rights conferred upon the Company by the preceding sentence shall not be exclusive of, but shall be in addition to, any other rights or remedies which the Company may have at law, in equity or otherwise.

11.  General.
     -------

     (a) Governing Law.  The terms of this Agreement shall be governed by the
         -------------
laws of the Commonwealth of Pennsylvania.

     (b) Company.  For purposes of Sections 7, 8, 9 and 10, the term "Company"
         -------
shall be deemed to include any incorporated or unincorporated entities that are controlled, directly or indirectly, by the Company through ownership, agreement or otherwise.

     (c) Binding Effect.  All of the terms and provisions of this Agreement
         --------------
shall be binding upon and inure to the benefit and be enforceable by the respective heirs, representatives, successors (including any successor as a result of a merger or similar reorganization) and assigns of the parties hereto, except that the duties and responsibilities of the Employee hereunder are of a personal nature and shall not be assignable in whole or in part by the Employee.

     (d) Notices.  All notices required to be given under this Agreement shall
         -------
be in writing and shall be deemed to have been given when personally delivered or when mailed by registered or certified mail, postage prepaid, return receipt requested, or when sent by Federal Express or other overnight delivery service, addressed as follows:

     To the Employee:

            Mr. Morton M. Reich
            The Reich Group, Inc.
            1635 Market Street, 2nd Floor
            Philadelphia, PA  19103

     with a copy to:

            Cozen and O'Connor
            The Atrium
            1900 Market Street
            Philadelphia, PA  19103
            Fax: 215-663-2013
            Attn: E. Gerald Riesenbach, Esquire

            To the Company:

                   CRW Financial, Inc.
                   443 S. Gulph Road
                   King of Prussia, PA  19406
                   Fax:  610-962-5109
                   Attn:  Chairman of the Board

            with a copy to:

                   Morgan, Lewis & Bockius LLP
                   2000 One Logan Square
                   Philadelphia, PA  19103
                   Fax:  215-963-5299
                   Attn:  Stephen M. Goodman, Esquire


     (e) Entire Agreement; Modification.  This Agreement constitutes the entire
         ------------------------------
agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

     (f) Duration.  Notwithstanding the termination of the Employment Term and
         --------
of the Employee's employment by the Company, this Agreement shall continue to bind the parties for so long as any obligations remain under the terms of this Agreement.

     (g) Waiver.  No waiver of any breach of this Agreement shall be construed
         ------
to be a waiver as to succeeding breaches.

     (h) Severability.  If any provision of this Agreement or application
         -------------
thereof to anyone under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision in any other jurisdiction.


     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto duly executed this Agreement as of the day and year first written above.

                              NEW REICH, INC.


                              By:________________________________
                                  Name:
                                  Title:


                              MORTON M. REICH


                              ___________________________________

                                                                  EXHIBIT A

                                FRINGE BENEFITS
                                ---------------


     (a) Health insurance for the Employee, with the same benefits generally provided to the Company's most senior executive employees from time to time during the Employment Term.

     (b) Eligibility to participate in any 401(k) savings plans maintained by the Company during the Employment Term.

     (c)   Term life insurance.

     (d) Eligibility to participate in any employee stock option plan maintained by the Company during the Employment Term.

     (e) Reimbursement, in accordance with the Company's policies, upon proper accounting, of reasonable expenses and disbursements incurred by the Employee in the course of his duties.

     (f)   Paid holidays in accordance with the Company's policies.

     (g)   Paid vacation of 4 weeks per year.

                             CONSULTING AGREEMENT
                             --------------------

     This Agreement is made as of the ____ day of __________, 199_ between [REICH SUB, Inc.,] a Delaware corporation (the "Company"), and Mort Reich (the "Consultant").

                                   RECITALS
                                   --------

     On the date hereof, the Company and the Consultant have terminated their respective rights and obligations under the Employment Agreement dated as of ______________, 1996, subject to and in consideration of the execution and delivery of this Agreement.

     The Company desires to retain the Consultant, and the Consultant desires to provide services to the Company, upon the terms and conditions hereinafter set forth.

                                  WITNESSETH:
                                  ----------

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

1.   Consultancy.
     -----------

     (a) The Company hereby retains the Consultant and the Consultant hereby accepts such retention as a business consultant to the Company. During the term of this Agreement, the Consultant shall perform such tasks as are assigned by the Board of Directors of the Company (the "Board").

     (b) Consultant represents to the Company that he is not subject or a party to any employment agreement, non-competition covenant, non-disclosure agreement or any other agreement, covenant, understanding or restriction of any nature which would prohibit Consultant from executing this Agreement and performing fully his duties and responsibilities hereunder, or which would in any manner, directly or indirectly, limit or affect the duties and responsibilities which may now or in the future be assigned to Consultant by the Company.

2.   Performance.
     -----------

     The Consultant shall devote a minimum of ____________ to the business of the Company, as and when requested by the Board.

3.   Term.
     ----

     The Term shall begin on the date hereof and shall continue until December 31, 1999, unless terminated prior thereto upon delivery of 30 days prior notice by any party hereto.

4.  Compensation. The basic rate paid by the Company to the Consultant for his
    ------------
services to the Company during the Term shall be _________ (such amount is referred to herein as the "Fees"), which the Company shall pay to the Consultant on a monthly basis, and reimbursement, in accordance with the Company's policies, upon proper accounting, of reasonable expenses and disbursements incurred by the Consultant in the course of his duties ("Reimbursements").

5.  Termination Without Compensation.
    --------------------------------

    (a)  Total Disability. If the Consultant becomes totally disabled (as
         ----------------
defined below), the Company may terminate the Term by notice to the Consultant, and as of the termination date, the Company shall have no further liability or obligation to the Consultant hereunder that the Consultant shall receive any unpaid Fees and Reimbursements that have accrued through the date of termination. For the purposes hereof, the Consultant shall be deemed to be "totally disabled" if the Consultant is considered totally disabled under any group disability plan maintained by the Company and in effect at that time, or in the absence of any such plan, under applicable Social Security regulations. In the event of any dispute under this Section 5(a), the Consultant shall submit to a physical examination by a licensed physician mutually satisfactory to the Company, and the Consultant, the cost of such examination to be paid by the Comapny, and the determination of such physician shall be determinative.

    (b)  Death. If the Consultant dies, this Agreement shall terminate on the
         -----
date of death, and thereafter the Company shall not have any further liability or obligation to the Consultant, his executors, administrators, heirs, assigns or any other person claiming under or through his except that the Consultant's estate shall receive any unpaid Fees and Reimbursements that have accrued through the date of termination.

    (c)  Cause. The Company may terminate the Term for "cause" by giving the
         -----
Consultant 30 days' notice of the termination date, and as of the termination date, the Company shall not have any further liability or obligation to the Consultant, except that the Consultant, shall receive any unpaid Fees and Reimbursements that have accrued through the date of termination, net of any liabilities that the Consultant may have to the Company. For purposes of this Agreement, "cause" shall mean the failure of the Consultant to observe or perform (other than by reason of illness, injury or incapacity) any of the material terms or provisions of this Agreement, conviction of a felony or other crime involving moral turpitude, or habitual insobriety.

6.  Inventions, Designs and Product Developments.
    --------------------------------------------

    All inventions, innovations, designs, ideas and product developments, developed or conceived by the Consultant, solely or jointly with others, whether or not patentable or copyrightable, at any time during the Term or during his employment by the Company prior to the commencement of the Term and that relate to the actual or planned business activities of the Company (collectively, the "Developments") and all of the Consultant's right, title and interest therein, shall be the exclusive property of the Company. The Consultant hereby assigns, transfers and conveys to the Company all of his right, title and interest in and to any and all such Developments. The Consultant shall disclose fully, as soon as practicable and in writing, all Developments to the Board. At any time and from time to time, upon the request of the Company, the Consultant shall execute and deliver to the Company any and all instruments, documents and papers, give evidence and do any and all other acts that, in the opinion of counsel for the Company, are or may be necessary or desirable to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such Developments or to obtain any extension, validation, re-issue, continuance or renewal of any such patent, trademark or copyright. The Company will be responsible for the preparation of any such instruments, documents and papers and for the prosecution of any such proceedings and will reimburse the Consultants for all reasonable expenses incurred by his in compliance with the provisions of this Section 8.

7.   Confidential Information.
     ------------------------

     (a) The Consultant has had and will have possession of or access to confidential information relating to the business of the Company, including writings, equipment, processes, drawings, reports, manuals, invention records, financial information, business plans, customer lists, the identity of or other facts relating to prospective customers, inventory lists, arrangements with suppliers and customers, computer programs, or other material embodying trade secrets, customer or product information or technical or business information of the Company. All such information, other than any information that is in the public domain through no act or omission of the Consultant or which he is authorized to disclose, is referred to collectively as the "Company Information." During and after the Term, the Consultant shall not (i) use or exploit in any manner the Company Information for himself or any person, partnership, association, corporation or other entity other than the Company,
(ii) remove any Company Information, or any reproduction thereof, from the possession or control of the Company or (iii) treat Company Information otherwise than in a confidential manner.

     (b) All Company Information developed, created or maintained by the Consultant, alone or with others while retained by the Company, and all Company Information maintained by the Consultant thereafter, shall remain at all times the exclusive property of the Company. The Consultant shall return to the Company all Company Information, and reproductions thereof, whether prepared by his or others, that are in his possession immediately upon request and in any event upon the completion of his retention by the Company.

8.   Remedies.
     --------

     The Consultant expressly acknowledges that the remedy at law for any breach of Sections 6,7 and 8 will be inadequate and that upon any such breach or threatened breach, the Company shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, in equity or otherwise, and to enforce the specific performance of the Consultant's obligations under these provisions without the necessity of proving the actual damage to the Company or the inadequacy of a legal remedy. Subject to the remainder of this
Section 10, the rights conferred upon the Company by the preceding sentence shall not be exclusive of, but shall be in addition to, any other rights or remedies which the Company may have at law, in equity or otherwise.

9.   General.
     -------

     (a)   Governing Law.  The terms of this Agreement shall be governed by the
           -------------
laws of the Commonwealth of Pennsylvania.

     (b)   Company.  For purposes of Sections 6,7,8 and 9, the term "Company"
           -------
shall be deemed to include any incorporated or unincorporated entities that are controlled, directly or indirectly, by the Company through ownership, agreement or otherwise.

     (c)   Binding Effect.  All of the terms and provisions of this Agreement
           --------------
shall be binding upon and inure to the benefit and be enforceable by the respective heirs, representatives, successors (including any successor as a result of a merger or similar reorganization) and assigns of the parties hereto, except that the duties and responsibilities of the Consultant hereunder are of a personal nature and shall not be assignable in whole or in part by the Consultant.

     (d)   Notices.  All notices required to be given under this Agreement shall
           -------
be in writing and shall be deemed to have been given when personally delivered or when mailed by registered or certified mail, postage prepaid, return receipt requested, or when sent by Federal Express or other overnight delivery service, addressed as follows:

           TO CONSULTANT:

               Mr. Mort Reich
               [insert address]

               with a copy to:


           TO THE COMPANY:

               [CRW SUB, Inc.]
               443 S. Gulph Road
               King of Prussia, PA 19406
               Fax:  610-962-5109
               Attn:  Chairman of the Board

                    With a copy to:

                          Morgan, Lewis & Brockius LLP
                          2000 One Logan Square
                          Philadelphia, PA 19103
                          Fax:  215-963-5299
                          Attn:  Stephen M. Goodman, Esquire

     (e)   Entire Agreement: Modification.  This Agreement constitutes the
           ------------------------------
entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

     (f)   Duration.  Notwithstanding the termination of the Term and of the
           --------
Consultant's retention by the Company, this Agreement shall continue to bind the parties for so long as any obligations remain under the terms of this Agreement.

     (g)   Waiver.  No waiver of any breach of this Agreement shall be construed
           ------
to be a waiver as to succeeding breaches.

     (h)   Severability.  If any provision of this Agreement or application
           ------------
thereof to anyone under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto duly executed this Agreement as of the day and year first written above.

                                                 [REICH SUB, INC.]


                                                 By: ___________________________
                                                     Chairman of the Board



                                                 _______________________________
                                                 MORT REICH



                                      -5-